Supplement Dated June 14, 2022
to the Prospectuses dated May 1, 2012 and
Notice Documents dated May 1, 2022 for

CompleteSM Variable Life Insurance
A Patented FutureSystem™ Life Model Design
and
CompleteSM Advisor Variable Life Insurance
A Patented FutureSystem™ Life Model Design

Issued By: Symetra Life Insurance Company

The following supplements and amends the prospectuses dated May 1, 2012, as previously supplemented, and the Notice Documents, dated May 1, 2022.

Portfolios Available Under Your Policy:

The Morningstar Income and Growth ETF Asset Allocation Portfolio - Class I is only available if you have been continuously invested in it as of April 1, 2022.